                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             August 28, 1996
                                                --------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Illinois                      0-15538                     36-3364279
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)

Two North Riverside Plaza, Suite 950, Chicago, Illinois           60606-2607
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code           (312) 207-0020
                                                  -----------------------------


- --------------------------------------------------------------------------------
        (Former name or former address, if changes since last report.)





                      THIS DOCUMENT CONSISTS OF 54 PAGES.

                    THE EXHIBIT INDEX IS LOCATED ON PAGE 3.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- -------  ------------------------------------

Sentry Park West Joint Venture (the "Joint Venture"), a joint venture in which First Capital Income Properties, Ltd. - Series XI (the "Registrant") has a 50% interest, sold its interest in the real property commonly known as Sentry Park West Office Campus, located in Blue Bell, Pennsylvania (the "Property").

The closing of this transaction occurred on August 28, 1996. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $11,650,000, of which the Registrant's share was $5,825,000. The Joint Venture received net sale proceeds of $1,789,100, which was net of closing prorations, selling expenses and the payoff of the mortgage loan collateralized by the Property, of which the Registrant's share was $894,500. The Registrant utilized its net sale proceeds to reduce the principal outstanding on the second mortgage loan collateralized by Marquette Mall and Office Building.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
- -------  --------------------------------------------

         (page 5) Pro Forma Financial Information


         Exhibits

         2.1 (page 10) Real Estate Sale Agreement dated March 25, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.2 (page 33) First Amendment to Real Estate Sale Agreement dated May 9, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.3 (page 38) Second Amendment to Real Estate Sale Agreement dated May 24, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.4 (page 41) Third Amendment to Real Estate Sale Agreement dated May 30, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.5 (page 45) Fourth Amendment to Real Estate Sale Agreement dated July 2, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.6 (page 49) Fifth Amendment to Real Estate Sale Agreement dated August 21, 1996 for Sentry Park West Office Campus, Blue Bell, Pennsylvania.

         2.7 (page 52) Closing Statement dated August 28, 1996 for Sentry Park West, 1777 Sentry Parkway West, Blue Bell, Pennsylvania.

No information is required under Items 1,3,4,5,6,and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                           By: FIRST CAPITAL FINANCIAL CORPORATION
                               As General Partner

September 11, 1996         By: /s/            NORMAN M. FIELD
- ------------------             --------------------------------------------
                                              NORMAN M. FIELD
                                  Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI



The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on June 30, 1996. The accompanying unaudited pro Forma Statement of Income and Expenses for the six months ended June 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the sale of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994, 1995 and June 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

                FIRST CAPITAL INCOME PROPERTIES, LTD.-SERIES XI

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                              Pro Forma
                                                             June 30,        Pro Forma         Balance
                                                               1996         Adjustments         Sheet
                                                            ---------       -----------       -----------
Investment in commercial rental properties:
  Land                                                      $ 8,948,500       ($796,900)      $ 8,151,600
  Buildings and improvements                                 56,379,300      (7,027,500)       49,351,800
                                                            -----------     -----------       -----------
                                                             65,327,800      (7,824,400)       57,503,400
  Accumulated depreciation and amortization                 (19,333,100)      3,043,000       (16,290,100)
                                                            -----------     -----------       -----------

  Total investment properties, net of
   accumulated depreciation and amortization                 45,994,700      (4,781,400)       41,213,300

Cash and cash equivalents                                     1,708,000         819,800         2,527,800
Rents receivable                                                449,800          10,000           459,800
Other assets (net of accumulated amortization
 on loan acquisition costs of $982,700,
 $66,100 and $916,600, respectively)                            220,800         (25,200)          195,600
                                                            -----------     -----------       -----------
                                                            $48,373,300     ($3,976,800)      $44,396,500
                                                            ===========     ===========       ===========

                      LIABILITIES AND PARTNERS' (DEFICIT)

Liabilities:
 Mortgage loans payable                                     $40,624,600     ($4,673,700)      $35,950,900
 Front-End Fees loan payable to Affiliate                     8,295,200                         8,295,200
 Accounts payable and accrued expenses                        1,380,500         (81,800)        1,298,700
 Due to Affiliates                                              422,300            (700)          421,600
 Security deposits                                              224,000         (62,100)          161,900
 Other liabilities                                              316,800                           316,800
                                                            -----------     -----------       -----------
                                                             51,263,400      (4,818,300)       46,445,100
                                                            -----------     -----------       -----------
Partners' (deficit)
 General Partner (deficit)                                   (2,890,100)        841,500        (2,048,600)
 Limited Partners (57,621 Units issued
  and outstanding)                                                    0               0                 0
                                                            -----------     -----------       -----------
                                                             (2,890,100)        841,500        (2,048,600)
                                                            -----------     -----------       -----------
                                                            $48,373,300     ($3,976,800)      $44,396,500
                                                            ===========     ===========       ===========


         The accompanying notes are an integral part of the pro forma financial statements.

                FIRST CAPITAL INCOME PROPERTIES, LTD.-SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

         (All dollars rounded to nearest 00s except per Unit amounts)



                                      Statement
                                      of Income
                                    and Expenses
                                     For the Six                     Pro Forma
                                    Months Ended                     Statement
                                      June 30,        Pro Forma      of Income
                                        1996         Adjustments    and Expenses
                                    ------------     -----------    ------------
Income:
 Rental                               $5,312,500      ($758,100)     $4,554,400
 Interest                                 30,800           (600)         30,200
                                    ------------     ----------     -----------

                                       5,343,300       (758,700)      4,584,600
                                    ------------     ----------     -----------

Expenses:
 Interest
   Affiliate                             311,300                        311,300
   Nonaffiliates                       1,716,000       (188,800)      1,527,200
 Depreciation and amortization           826,400        (14,900)        811,500
 Property operating:
   Affiliates                            282,600         (6,500)        276,100
   Nonaffiliates                       1,051,400       (190,600)        860,800
 Real estate taxes                       717,400        (61,800)        655,600
 Insurance - Affiliate                    73,100         (5,300)         67,800
 Repairs and maintenance                 631,000       (121,000)        510,000
 General and administrative:
   Affiliates                             17,300                         17,300
   Nonaffiliates                          94,800                         94,800
                                    ------------     ----------     -----------
                                       5,721,300       (588,900)      5,132,400
                                    ------------     ----------     -----------
 Net (loss)                            ($378,000)     ($169,800)      ($547,800)
                                    ============     ==========     ===========

 Net (loss) allocated
   to General Partner                  ($378,000)     ($169,800)      ($547,800)
                                    ============     ==========     ===========

 Net (loss) allocated
   to Limited Partners                        $0             $0              $0
                                    ============     ==========     ===========

 Net (loss) allocated to Limited
  Partners per Unit (57,621 Units
  outstanding)                             $0.00          $0.00           $0.00
                                    ============     ==========     ===========

    The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

         (All dollars rounded to nearest 00s except per Unit amounts)


                                              Statement
                                              of Income
                                             and Expenses                     Pro Forma
                                             For the Year                     Statement
                                                Ended          Pro Forma       of Income
                                             December 31,     Adjustments     and Expenses
                                                1995          (Unaudited)     (Unaudited)
                                            -------------   --------------   --------------
 Income:
  Rental                                      $10,383,600      ($1,400,800)      $8,982,800
  Interest                                         52,900           (2,300)          50,600
                                            -------------   --------------   --------------

                                               10,436,500       (1,403,100)       9,033,400
                                            -------------   --------------   --------------
 Expenses:
  Interest:
   Affiliate                                      673,000                           673,000
   Nonaffiliates                                3,724,100         (401,000)       3,323,100
 Depreciation and amortization                  2,341,800         (557,200)       1,784,600
 Property operating:
   Affiliates                                     602,000          (22,400)         579,600
   Nonaffiliates                                2,162,500         (375,200)       1,787,300
 Real estate taxes                              1,285,100         (123,500)       1,161,600
 Insurance - Affiliate                            111,800          (12,300)          99,500
 Repairs and maintenance                        1,296,900         (263,400)       1,033,500
 General and administrative:
   Affiliates                                      41,500                            41,500
   Nonaffiliates                                  151,200           (1,700)         149,500
 Provisions for value impairment                5,600,000                         5,600,000
                                            -------------   --------------   --------------

                                               17,989,900       (1,756,700)      16,233,200
                                            -------------   --------------   --------------

Net (loss)                                    ($7,553,400)        $353,600      ($7,199,800)
                                            =============   ==============   ==============

Net (loss) allocated
 to General Partner                           ($2,223,200)          $3,500      ($2,219,700)
                                            =============   ==============   ==============

Net (loss) allocated
 to Limited Partners                          ($5,330,200)        $350,100      ($4,980,100)
                                            =============   ==============   ==============

Net (loss) allocated to Limited Partners
 per Unit (57,621 Units outstanding)              ($92.50)           $6.07          ($86.43)
                                            =============   ==============   ==============

     The accompanying notes are an integral part of the pro forma financial statements.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES XI

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

     (a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, due to Affiliates and security deposits have been adjusted as of June 30, 1996 to reflect the sale of the Property;

     (b) cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the Joint Venture from the sale of the Property and

     (c) mortgage loans payable has been adjusted to reflect the Registrant's share of the payoff of the mortgage loan which encumbered the Property.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the six months ended June 30, 1996 and for the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's share of operations of the Property.